UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2):

[ ]	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to section 13(a) of the Exchange Act: [  ]

Item 1.01. Entry into a Material Definitive Agreement

On June 16, 2017, Interpace Diagnostics Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC as the representative of several underwriters (the “Underwriters” ) named therein with respect to the issuance and sale of an aggregate of (i) 9,900,000 shares (“Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (ii) warrants to purchase 12,500,000 shares of Common Stock at an exercise price equal to $1.25 per share (the “Base Warrants”) and (iii) warrants to purchase 2,600,000 shares of Common Stock at an exercise price equal to $0.01 per share (the “Pre-Funded Warrants”) in an underwritten public offering (the “Offering”) pursuant to the Underwriting Agreement. Each Firm Share and accompanying Base Warrant was sold for a combined effective price of $1.10, and each Pre-Funded Warrant and accompanying Base Warrant was sold for a combined effective price of $1.09.

Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 45-day option to purchase up to an additional 1,875,000 Firm Shares and/or 1,875,000 Base Warrants to cover over-allotments, if any (the “Over-Allotment”).

Pursuant to the Underwriting Agreement, the Company agreed to issue to the Underwriters warrants (the “Underwriter Warrant”) to purchase a number of shares of common stock equal to an aggregate of 4% of the total number of shares of Common Stock and Pre-Funded Warrants sold in the Offering. The Underwriters are also entitled to receive an underwriting discount equal to 7.5% of the offer price of the aggregate number of Firm Shares and Pre-Funded Warrants sold in the Offering and Over-Allotment. The Company has also agreed to reimburse the Underwriters for reasonable out-of-pocket expenses related to the Offering, including, without limitation, the reasonable fees and expenses of counsel to the Underwriters, up to $100,000.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and agreements made by the parties in the Underwriting Agreement were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties, and should not be deemed to be a representation, warranty or agreement to or in favor of any other party. In addition, the assertions embodied in any representations, warranties and agreements contained in the Underwriting Agreement may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or agreements were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and agreements should not be relied on as accurately representing the current state of the Company’s affairs at any time.

The Offering closed on June 21, 2017. The Offering was made pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-218140), filed with the U.S. Securities and Exchange Commission under the Securities Act, including Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto, which became effective on June 15, 2017, as well as the Registration Statement on Form S-1 (File No. 333-218780) pursuant to Rule 462(b) of the Securities Act, which became effective on June 16, 2017. Simultaneously with the closing, the Company sold additional Base Warrants to purchase up to 1,875,000 shares of Common Stock in connection with the partial exercise of the Underwriters’ Over-Allotment.

The net proceeds of the Offering are approximately $12.2 million, after deducting the underwriting discounts and commissions and offering expenses and assuming no exercise of the Base Warrants.

The Base Warrants were issued pursuant to a Warrant Agency Agreement, dated as of June 21, 2017 (the “Warrant Agreement”), between the Company and American Stock Transfer & Trust Company, LLC (“AST”), pursuant to which AST serves as the Company’s warrant agent for the Offering.

The foregoing summaries of the Offering and the terms of the Underwriting Agreement, the Warrant Agreement, the form of Underwriter Warrant, the form of Pre-Funded Warrant and the form of Base Warrant are subject to, and qualified in their entirety by such documents attached herewith as Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01. Other Events.

On June 16, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 21, 2017, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 16, 2017, by and between Interpace Diagnostics Group, Inc. and Maxim Group LLC

1.2	Warrant Agency Agreement, dated as of June 21, 2017, by and between Interpace Diagnostics Group, Inc. and American Stock Transfer & Trust Company

4.1	Form of Underwriting Warrant (included in Exhibit 1.1 as Exhibit A)

4.2	Form of Pre-Funded Warrant

4.3	Form of Base Warrant

99.1	Press release dated June 16, 2017

99.2	Press release dated June 21, 2017

signatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: June 21, 2017	By:	/s/ Jack E. Stover
	Name:	Jack E. Stover
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 16, 2017, by and between Interpace Diagnostics Group, Inc. and Maxim Group LLC

1.2	Warrant Agency Agreement, dated as of June 21, 2017, by and between Interpace Diagnostics Group, Inc. and American Stock Transfer & Trust Company

4.1	Form of Underwriting Warrant (included in Exhibit 1.1 as Exhibit A)

4.2	Form of Pre-Funded Warrant

4.3	Form of Base Warrant

99.1	Press release dated June 16, 2017

99.2	Press release dated June 21, 2017